UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2024

AGRIFY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2468 Industrial Row Dr. Troy, MI	48084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 896-5243

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGFY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

During November 2024, Agrify Corporation (the “Company”) entered into a non-binding letter of intent (the “LOI”) with Double or Nothing LLC (“Double or Nothing”) regarding a proposed acquisition by the Company of substantially all of the assets of Double or Nothing in connection with its Señorita brand of beverages containing cannabinoids.

On December 12, 2024, pursuant to the terms of the LOI, the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Joel Gott and Charles Bieler (the “Owners”) and Double or Nothing. Under the Purchase Agreement, the Company acquired the Señorita brand of beverages and related assets from Double or Nothing relating to the portions of its business operating in compliance with Canadian law and under the 2018 Farm Bill and applicable state laws (the “Acquired Business”).

The aggregate consideration issued to Double or Nothing for the acquisition of the Acquired Business consisted of 97,300 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”) and pre-funded warrants (the “Pre-Funded Warrants”) to acquire up to 432,700 shares of Common Stock (the “Warrant Shares”). Subject to certain exceptions, the Purchase Agreement restricts the ability of Double or Nothing to sell, assign, or otherwise transfer one-half of the aggregate number of Shares and Warrant Shares for a period of six months and the remainder of the Shares and Warrant Shares for a period of two years.

Each Pre-Funded Warrant is exercisable upon issuance into one share of Common Stock at an exercise price per share of $0.001 (as adjusted from time to time in accordance with the terms thereof) and will expire when such Pre-Funded Warrant is fully exercised. The Pre-Funded Warrants may not be exercised to the extent that the holder, together with its affiliates, would beneficially own more than 4.99% of the number of shares of common stock outstanding immediately after giving effect to such exercise. A holder of a Pre-Funded Warrant may increase or decrease this percentage, but not in excess of 9.99%, or, if the Pre-Funded Warrant has been assigned to an affiliate of the Company, in excess of 49.99%, by providing at least 61 days’ prior notice to the Company. Additionally, the Pre-Funded Warrants may not be exercised to the extent that the aggregate number of shares of Common Stock issued as Warrant Shares and as Shares under the Purchase Agreement and the Pre-Funded Warrants would collectively exceed 370,670, which equals approximately 19.99% of the number of shares of Common Stock outstanding immediately prior to the signing of the Purchase Agreement (the “Exchange Cap”). Pursuant to the Purchase Agreement, the Company agreed to use its reasonable best efforts to obtain stockholder approval for removal of the Exchange Cap from the Pre-Funded Warrants at the Company’s next annual meeting of stockholders.

The Purchase Agreement includes customary representations and warranties and covenants of the parties. Subject to certain customary limitations, (i) Double or Nothing and the Owners will indemnify the Company and its affiliates, officers, directors and other agents against certain losses related to, among other things, breaches of the Owners’ and Double or Nothing’s representations, warranties or covenants, any liabilities other than those expressly assumed by the Company under the Purchase Agreement, bulk sales liabilities, and any related claims, and (ii) the Company will indemnify Double or Nothing and its affiliates, officers, directors and other agents against certain losses related to, breaches of the Company’s representations, warranties or covenants, and any related claims.

The Purchase Agreement has been included as an exhibit hereto to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about the Company, the Acquired Business or Double or Nothing. In particular, the representations, warranties and covenants contained in the Purchase Agreement (i) were made only for purposes of that agreement and as of specific dates, (ii) were made solely for the benefit of the parties to the Purchase Agreement, (iii) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Purchase Agreement rather than establishing those matters as facts, and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing summary of the Purchase Agreement, the Pre-Funded Warrants and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement and the Pre-Funded Warrants, which are filed as Exhibit 2.1 and Exhibit 4.1 hereto, respectively, and which are incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above concerning the acquisition of the Acquired Business is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety. The Shares, the Pre-Funded Warrants and the Warrant Shares were and will be sold and issued without registration under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

Item 7.01 Regulation FD Disclosure.

On December 16, 2024, the Company issued a press release announcing the acquisition of the Acquired Business. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished herein, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Any financial statements required by Item 9.01(a) will be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which this initial Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

Any pro forma financial information required by Item 9.01(b) will be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which this initial Current Report on Form 8-K was required to be filed.

(d) Exhibits.

The Company hereby files or furnishes, as applicable, the following exhibits:

Exhibit No.	Description

2.1*†	Asset Purchase Agreement, dated as of December 12, 2024, among the registrant, Double or North LLC, Joel Gott, and Charles Bieler.

4.1	Pre-Funded Warrant dated December 12, 2024.

99.1**	Press Release of the registrant dated December 16, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

**	Furnished but not filed.

†	Certain confidential portions of this exhibit were omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K because the identified confidential portions (i) are not material and (ii) are customarily and actually treated as private or confidential by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRIFY CORPORATION

Date: December 16, 2024	By:	/s/ Benjamin Kovler
Benjamin Kovler
Chairman and Interim Chief Executive Officer

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